UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2014

NATIONAL PENN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100 Allentown, PA 18101
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former name or former address, if changed since last report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2014, National Penn Bancshares, Inc. (the “Company” or “National Penn”), the parent company of National Penn Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TF Financial Corporation (“TF Financial”), the parent company of 3rd Fed Bank, pursuant to which TF Financial will merge with and into the Company (the “Merger”). As part of the transaction, 3rd Fed Bank will also merge with and into National Penn Bank.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of common stock of TF Financial will be automatically converted into and exchangeable for the right to receive either: (i) $42.00 in cash (the “Cash Consideration”), or (ii) 4.22 shares of the Company’s common stock, with cash being paid in lieu of fractional shares (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). The Merger Agreement provides that 60% of the outstanding shares of TF Financial common stock will be converted into Stock Consideration and 40% of the outstanding shares of TF Financial common stock will be converted into Cash Consideration. Each shareholder of TF Financial will be entitled to elect the number of shares of TF Financial common stock held by such shareholder that will be exchanged for the Stock Consideration or the Cash Consideration subject to proration in the event that a selected form of consideration is over-elected.

The Merger Agreement contains customary representations, warranties and covenants from both the Company and TF Financial. Among other covenants, TF Financial has agreed: (i) to convene and hold a meeting of its shareholders to consider and vote upon the Merger, (ii) that, subject to certain exceptions, the board of directors of TF Financial will recommend the approval of the Merger and the Merger Agreement by its shareholders, and (iii) not to (A) solicit alternative third-party acquisition proposals or, (B) subject to certain exceptions, conduct discussions concerning or provide confidential information in connection with any alternative third-party acquisition proposal.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the merger by shareholders of TF Financial. The Merger Agreement contains provisions that provide for the termination of the Merger Agreement in certain circumstances, and such provisions may require TF Financial to pay the Company a termination fee of $4.0 million.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, TF Financial or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or TF Financial. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or TF Financial.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 8.01 Other Events

On June 4, 2014, the Company and TF Financial issued a joint press release announcing the Merger Agreement. A copy of the press release and supplemental data to the joint press release are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated into this report by this reference.

Forward-looking Statements

Certain statements contained in this filing may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Neither National Penn nor TF Financial assume any duty and do not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that National Penn or TF Financial anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, National Penn’s and TF Financial’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in National Penn’s and TF Financial’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this filing or in any documents, National Penn and TF Financial claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, National Penn will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of TF Financial, and a Prospectus of National Penn, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about National Penn and TF Financial, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from National Penn at www.nationalpennbancshares.com under the heading “Documents/SEC Filings” or from TF Financial by accessing TF Financial’s website at www.3rdfedbank.com under the section “Investor Relations” and under the heading “SEC Filings.”

National Penn and TF Financial and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TF Financial in connection with the proposed merger. Information about the directors and executive officers of National Penn is set forth in the proxy statement for National Penn’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of TF Financial is set forth in the proxy statement for TF Financial’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 26, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained, when available, as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger by and among National Penn Bancshares, Inc. and TF Financial Corporation, dated as of June 3, 2014*

99.1	Joint Press Release dated June 4, 2014

99.2	Supplemental Data to the Joint Press Release dated June 4, 2014
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* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	June 4, 2014	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

Exhibit Index

2.1	Agreement and Plan of Merger by and among National Penn Bancshares, Inc. and TF Financial Corporation, dated as of June 3, 2014*

99.1	Joint Press Release dated June 4, 2014

99.2	Supplemental Data to the Joint Press Release dated June 4, 2014
____________________
* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.